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                                                                      EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-51019) pertaining to the Pulte Home Corporation Investment Savings Plus of our report dated June 7, 2002, with respect to the financial statements and schedule of Pulte Home Corporation Investment Savings Plus included in this Annual Report on Form 11-K for the year ended December 30, 2001.



                                             /s/ ERNST & YOUNG LLP




Detroit, Michigan
June 26, 2002